Supplement to

CALVERT VARIABLE SERIES, INC.

Calvert VP SRI Strategic Portfolio

Statement of Additional Information dated April 30, 2012

Date of Supplement: December 13, 2012

The Calvert Variable Series, Inc. Board of Directors (the “Board”) has approved (i) the removal of Thornburg Investment Management, Inc., as investment subadvisor for Calvert VP SRI Strategic Portfolio (the “Portfolio”) and (ii) the assumption of the day-to-day management of the Portfolio by the current investment advisor, Calvert Investment Management, Inc., effective as of December 13, 2012.

The Board also approved the reorganization of the Portfolio into the Calvert VP S&P 500 Index Portfolio and has recommended approval of the reorganization by Portfolio shareholders.  In February 2013, a Prospectus/Proxy Statement will be mailed to Portfolio shareholders that will contain additional information about the reorganization and voting instructions.  If the Portfolio’s shareholders approve the reorganization, the Portfolio will be merged into the Calvert VP S&P 500 Index Portfolio on or about April 30, 2013.  If your variable annuity contract, variable life insurance policy, qualified pension plan or qualified retirement plan (each, an “Account”) remains invested in Portfolio shares at the time the reorganization is consummated, your Portfolio shares will be replaced by shares of Calvert VP S&P 500 Index Portfolio and thereafter the value of your Account will depend on the performance of Calvert VP S&P 500 Index Portfolio, rather than that of the Portfolio.

The Statement of Additional Information (“SAI”) is supplemented as follows in order to reflect the change in portfolio manager:

All references to Thornburg in the SAI are deleted, and all references to the “Subadvisor” of the Portfolio are replaced with references to Calvert as the “Advisor”.

Under “Investment Advisor and Subadvisors” on page 26 under the list of advisory fees in the middle of the page, add the following sentence:

The Advisor has agreed to voluntarily waive 0.15% of its advisory fee for Strategic, commencing on February 10, 2013, for as long as the Advisor is the sole investment advisor to Strategic.

Under “Investment Advisor and Subadvisors ― Subadvisors” on page 27, delete the first paragraph relating to Thornburg.

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Under “Portfolio Manager Disclosure ― Other Accounts Managed by Portfolio Managers of the Portfolios ― STRATEGIC” on page 27, replace the charts relating to Thornburg with the following:

Calvert:

Natalie A. Trunow

Accounts Managed other than Strategic as of December 11, 2012	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	5	7
Total Assets in Other Accounts Managed	$1,629,537,776	$132,427,024	$34,926,129
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Under “Portfolio Manager Disclosure ― Potential Conflicts of Interest in Managing a Portfolio and Other Accounts ― STRATEGIC” on page 29, replace the information relating to Thornburg with the following:

Calvert:

Natalie A. Trunow

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The portfolio management team members are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts.  The Portfolio relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment.  In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

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Under “Portfolio Manager Disclosure ― Compensation of Portfolio Managers of the Portfolios ― STRATEGIC” on page 30, replace the chart relating to Thornburg with the following:

Calvert:

Natalie A. Trunow

Compensation with Respect to Management of Strategic Portfolio and Other Accounts as of December 11, 2012
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, long- and short-term performance of Portfolios overseen, relative to Portfolio benchmarks, and growth in Portfolio assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Under “Portfolio Manager Disclosure – Securities Ownership of Portfolio Managers of the Portfolios” on page 32, replace the information relating to Strategic with the following:

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
Strategic	Calvert	Natalie A. Trunow	None

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